Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 27, 2006, among CSC HOLDINGS, INC., a Delaware corporation (the “Company”), the Restricted Subsidiaries listed on the signature pages hereto, the financial institutions listed on the signature pages hereto, and BANK OF AMERICA, N.A., as Administrative Agent.

WITNESSETH:

WHEREAS, the Company, the Restricted Subsidiaries, the Administrative Agent and the Lenders party thereto are parties to the Credit Agreement, dated as of February 24, 2006 (the “Credit Agreement”; terms used in this Amendment and not otherwise defined herein have  the meanings given to such terms in the Credit Agreement).

WHEREAS, the parties hereto have agreed to amend the Credit Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     AMENDMENTS.

(a)           The definition of “Revolver/Term A Covenants” in Section 1.01 the Credit Agreement is hereby amended and restated in its entirety as follows:

“Revolver/Term A Covenant” means any of the covenants contained in Sections 7.02, 7.04, 7.05, 7.06, 7.08, 7.09, 7.10, 7.12, 7.13, 7.14, 7.15, 7.17, 7.18, 7.19(b), 7.20, 7.21, 7.23, 7.24, and 7.25.

(b)           Section 7.01(b) of the Credit Agreement is hereby amended by inserting the following sentence at the end of such Section:

“Notwithstanding anything to the contrary herein, the Company shall not be required to deliver to the Administrative Agent, with respect to the fiscal year ending on December 31, 2005, (i) any cash flow statement of the Company and the Restricted Subsidiaries, taken together, for such fiscal year, provided that the cash flow statement of the Company and the Restricted Subsidiaries, taken together, for the fiscal year ending on December 31, 2006 required to be delivered by the Company pursuant to this Section 7.01(b) shall set forth in comparative form the corresponding figures as at the end of and for the preceding fiscal year and (ii) the certificate from the accountants referred to in clause (x) above for such fiscal year.”

(c)           Section 7.16 of the Credit Agreement is hereby amended and restated in its entirety as follows :

“Section 7.16         TKR. Neither the Company nor any Restricted Subsidiary will make any Investment in TKR or any Subsidiary of TKR after the Agreement Date in excess of a net aggregate amount of $500,000,000, unless, prior thereto, TKR and its Subsidiaries shall have become Guarantors hereunder.”

(d)           Section 8.01(a) of the Credit Agreement is hereby amended by adding the following at the end of such Section:

“; provided further that the Event of Default contained in this Section 8.01(a) shall apply to the Incremental Term Facility only to the extent that such Event of Default relates to any representation or warranty made or deemed to be made to the Incremental Term Lenders (i) on the Incremental Term Closing Date, or (ii) in any certificate delivered by the Company pursuant to Section 7.01 hereof or in any Loan Document or any related amendment, waiver or other instrument, in each case, entered into after the date hereof.”

(e)           Section 8.01(d) of the Credit Agreement is hereby amended by inserting the following immediately following the words “60 days” in such Section:

“(30 days in the case of a Default under Section 1.03 or 1.07 of Schedule II to the Incremental Term Supplement)”

(f)            Section 8.01(i)(ii) of the Credit Agreement is hereby amended by inserting the word “such” immediately following the words “the aggregate of all”.

2.     REPRESENTATIONS AND WARRANTIES.

Each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a)  Power; Binding Agreements. Each Loan Party has full power, authority and legal right to enter into this Amendment and to perform its obligations under this Amendment. This Amendment constitutes the legal, valid and binding obligation of the Company and the Restricted Subsidiaries, enforceable against the Company and the Restricted Subsidiaries in accordance with its terms (except for limitations on enforceability under bankruptcy, reorganization, insolvency and other similar laws affecting creditors’ rights generally and limitations on the availability of the remedy of specific performance imposed by the application of general equitable principles).

(b)  Authority; No Conflict. The execution, delivery and performance by each of the Company and the Restricted Subsidiaries of this Amendment have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) violate any Law currently in effect (other than violations that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect), or any provision of any of the Company’s or the Restricted Subsidiaries’ respective partnership agreements, charters or by-laws presently in effect; (ii) conflict with or result in the breach of, or constitute a default or require any consent under, or require any payment to be made under (x) any Contractual Obligation to which the Company or any of the Restricted Subsidiaries is a party or their respective properties may be bound or affected or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Company or any of the Restricted Subsidiaries or their respective properties are subject (other than any conflict, breach, default or required consent that, singly or in the aggregate, have not had and are not likely to have a Materially Adverse Effect); or (iii) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company or any of the Restricted Subsidiaries.

(c)  Approvals. No approval or consent of, or filing or registration with, any Governmental Authority is required in connection with the execution, delivery and performance by, or enforcement against, the Company or any of the Restricted Subsidiaries of this Amendment.

(d)  Credit Agreement Representations and Warranties. Each representation and warranty made by the Company or any of the Restricted Subsidiaries in the Credit Agreement is true and correct at and as of the date hereof (after giving effect to the amendments contained in this Amendment), except to the extent that such representation and warranty expressly relates to an earlier date.

Each of the foregoing representations and warranties shall be made at and as of the Effective Date and shall constitute a representation and warranty of each of the Company and the Restricted Subsidiaries made under the Credit Agreement. Each of the representations and warranties made under the Credit Agreement (and including those representations and warranties made herein) shall survive and not be waived by the execution and delivery of this Amendment.

3.     MISCELLANEOUS.

(a)  Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

(b)  Ratification of Credit Agreement. The Credit Agreement as amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c)  Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(d)  Effective Date. This Amendment shall become effective as of the date first written above (the “Effective Date”) on the first date on which this Amendment shall have been duly executed and delivered by each of the Company, the Restricted Subsidiaries and the Required Revolver/Term A Lenders.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

CSC HOLDINGS, INC.

By:	/s/
Name:
Title:

1047 E 46TH STREET CORPORATION

151 S. FULTON STREET CORPORATION

2234 FULTON STREET CORPORATION

A-R CABLE SERVICES - NY, INC.

ARSENAL MSUB 2, INC.

CABLEVISION AREA 9 CORPORATION

CABLEVISION DIGITAL DEVELOPMENT, LLC

CABLEVISION FAIRFIELD CORPORATION

CABLEVISION LIGHTPATH - CT, INC.

CABLEVISION LIGHTPATH - NJ, INC.

CABLEVISION LIGHTPATH - NY, INC.

CABLEVISION OF BROOKHAVEN, INC.

CABLEVISION OF BROOKLINE, INC.

CABLEVISION OF CLEVELAND G.P., INC.

CABLEVISION OF CLEVELAND LP, INC.

CABLEVISION OF CONNECTICUT CORPORATION

CABLEVISION OF HUDSON COUNTY, INC.

CABLEVISION OF LITCHFIELD, INC.

CABLEVISION OF MONMOUTH, INC.

CABLEVISION OF NEW JERSEY, INC.

CABLEVISION OF OAKLAND, LLC

CABLEVISION OF PATERSON, LLC

CABLEVISION OF ROCKLAND/RAMAPO, LLC

CABLEVISION OF WARWICK, LLC

CABLEVISION OF SOUTHERN WESTCHESTER, INC.

CABLEVISION OF THE MIDWEST HOLDING CO., INC.

CABLEVISION OF WAPPINGERS FALLS, INC.

CABLEVISION VOIP, LLC

CABLEVISION SYSTEMS BROOKLINE CORPORATION

CABLEVISION SYSTEMS DUTCHESS CORPORATION

CABLEVISION SYSTEMS EAST HAMPTON CORPORATION

CABLEVISION SYSTEMS GREAT NECK CORPORATION

CABLEVISION SYSTEMS HUNTINGTON CORPORATION

CABLEVISION SYSTEMS ISLIP CORPORATION

CABLEVISION SYSTEMS LONG ISLAND CORPORATION

CABLEVISION SYSTEMS NEW YORK CITY CORPORATION

CABLEVISION SYSTEMS SUFFOLK CORPORATION

CABLEVISION SYSTEMS WESTCHESTER CORPORATION

COMMUNICATIONS DEVELOPMENT CORPORATION

CSC ACQUISITION - MA, INC.

CSC ACQUISITION - NY, INC.

CSC ACQUISITION CORPORATION

CSC GATEWAY CORPORATION

CSC OPTIMUM HOLDINGS, LLC

CSC TKR I, INC.

CSC TKR, INC.

LIGHTPATH VOIP, LLC

PETRA CABLEVISION CORP.

SAMSON CABLEVISION CORP.

SUFFOLK CABLE CORPORATION

SUFFOLK CABLE OF SHELTER ISLAND, INC.

SUFFOLK CABLE OF SMITHTOWN, INC.

TELERAMA, INC.

By:	/s/
Name: John Bier
Title: Authorized Signatory of each of the
above-named entities

CABLEVISION LIGHTPATH, INC., effective after receipt of the regulatory approval specified on Schedule 6.03

By:	/s/
Name: John Bier
Title: Authorized Signatory

CSC GATEWAY CORPORATION
CABLEVISION OF NEW JERSEY, INC.
each a General Partner of
CABLEVISION OF NEWARK

CABLEVISION SYSTEMS BROOKLINE
CORPORATION
Managing General Partner of
CABLEVISION OF OSSINING LIMITED
PARTNERSHIP

CABLEVISION AREA 9 CORPORATION
Managing General Partner of
CABLEVISION OF CONNECTICUT, LIMITED
PARTNERSHIP

CABLEVISION OF CLEVELAND G.P., INC.
General Partner of CABLEVISION OF CLEVELAND, L.P.

CABLEVISION FAIRFIELD CORPORATION
General Partner of CABLEVISION SYSTEMS OF
SOUTHERN CONNECTICUT LIMITED PARTNERSHIP

CSC TKR, INC. and CSC TKR I, INC.
each a General Partner of KRC/CCC INVESTMENT
PARTNERSHIP

By:	/s/
Name: John Bier
Title: Authorized Signatory
of each of the above corporate general partners

BANK OF AMERICA, N.A.,
as Administrative Agent

By	/s/
Name:
Title:

BANK OF AMERICA, N.A.,
as Lender

By	/s/
Name:
Title:

CITIBANK, N.A.,
as Lender

By	/s/
Name:
Title:

BEAR STEARNS CORPORATE LENDING INC.,
as Lender

By	/s/
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Lender

By	/s/
Name:
Title:

MERRILL LYNCH CAPITAL CORPORATION,
as Lender

By	/s/
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Lender

By	/s/
Name:
Title:

By	/s/
Name:
Title:

TORONTO DOMINION (TEXAS) LLC,
as Lender

By	/s/
Name:
Title:

THE BANK OF NEW YORK,
as Lender

By	/s/
Name:
Title:

WACHOVIA BANK N.A.
as Lender

By	/s/
Name:
Title:

HARRIS NESBITT FINANCING, INC.,
as Lender

By	/s/
Name:
Title:

BNP PARIBAS,
as Lender

By	/s/
Name:
Title:

By	/s/
Name:
Title:

SOCIETE GENERALE,
as Lender

By	/s/
Name:
Title:

THE BANK OF NOVA SCOTIA,
as Lender

By	/s/
Name:
Title:

CALYON NEW YORK BRANCH,
as Lender

By	/s/
Name:
Title:

By	/s/
Name:
Title:

THE ROYAL BANK OF SCOTLAND PLC,
as Lender

By	/s/
Name:
Title:

SUNTRUST BANK,
as Lender

By	/s/
Name:
Title:

FORTIS CAPITAL CORP.,
as Lender

By	/s/
Name:
Title:

By	/s/
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Lender

By	/s/
Name:
Title:

By	/s/
Name:
Title:

ING CAPITAL LLC,
as Lender

By	/s/
Name:
Title:

CIT LENDING SERVICES CORPORATION,
as Lender

By	/s/
Name:
Title:

COMMERCE BANK, N.A.,
as Lender

By	/s/
Name:
Title: